UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2004

STRATEGIC HOTEL CAPITAL, INC.

(Exact name of registrant as specified in charter)

Maryland	001-32223	33-1082757
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

77 West Wacker Drive, Suite 4600, Chicago, Illinois	60601
(Address of principal executive offices)	(Zip Code)

(Registrant’s Telephone Number, including Area Code): (312) 658-5000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS.

On November 9, 2004, Strategic Hotel Capital, Inc. issued a press release announcing its financial results for the third quarter ended September 30, 2004.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. Furnished as Exhibit 99.1 and incorporated herein by reference is the press release issued by Strategic Hotel Capital, Inc. announcing its financial results for the third quarter ended September 30, 2004. This exhibit is furnished pursuant to Item 2.02 hereof and should not be deemed to be “filed” under the Securities Exchange Act of 1934.

Exhibit No.	Exhibit
99.1	Press Release, dated November 9, 2004 (furnished pursuant to Item 2.02)

1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC HOTEL CAPITAL, INC.

Date: November 9, 2004	By:	/s/ Laurence S. Geller
	Name:	Laurence S. Geller
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release, dated November 9, 2004